Exhibit 99.1

Investor Overview

Sidoti Conference
January 2012
NASDAQ: HTCO

Safe Harbor Statement
Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
available in our presentation.

Founded in 1898 as Mankato Citizens Telephone Company
 Named by Forbes as one of best 100 small companies
 in America
 Employees: 460
 Shares outstanding: 13.4 million, Market Cap: $152 million
 NASDAQ: HTCO, 52-week range: $8.15 - $12.45
2010 Revenue: $162 million
Service Area: Minn., Iowa, No Dakota, So. Dakota, Wisc.
 a leading communications
 service provider

Transforming HickoryTech
Enventis
Acquisition
CP Telecom
Acquisition

Greater MN
Broadband
Collaborative
Project
Initiated
Close on IdeaOne
Acquisition

Phase 2 of Broadband
Project fiber build
Building a Regional
Communications Company…
Fiber network
expansion to
So. Dakota,
No. Dakota

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Brainerd
Superior
Wadena
Staples
Fergus Falls
Sandstone
Hinckley
Pine City
Alexandria
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Luverne
Windom
Rochester
La Crosse
Sioux Falls
Austin
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Waukee
Des Moines
West Des Moines
HickoryTech Fiber Network
Stimulus Route
Extended Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

Building a Regional
Communications Company

• IdeaOne acquisition will add extensive
  Fargo, No Dakota metro network,
  adds 225 fiber route miles
• Greater Minnesota Broadband Project adds
  430 fiber route miles
Extensive Five-state network currently
includes 3,250 fiber route miles

Grow Business Services, Invest for Growth

Grow Broadband Services

Fiber Network Expansion

Maintain strong balance sheet, manage free cash flow

HickoryTech

Key Strategic Initiatives
Strategic Growth through organic and external growth

Wholesale
- Wireless backhaul
- Ethernet services
- Fiber network expansion

Enterprise
- Lit Buildings
- Fiber and Data Services
- Equipment Solutions

SMB
- Voice
- Hosted VoIP SingleLink
- Internet Data Services

Residential
- Broadband Services
- Digital TV
- DSL

HickoryTech

Diverse Customer Base and Services
Customers range from national carrier to residential

IdeaOne Acquisition (pending)

Transaction Price	$28 million, cash transaction with routine adjustments for capital expenditures and working capital adjustments
Financing Structure	Use existing liquidity through cash reserves and term debt under existing credit facility
Closing Conditions	Regulatory approvals from State (North Dakota and Minnesota) and Federal (FCC) levels
Anticipated Closing Date	End of First Quarter 2012
Approximate Transaction Multiples	2.3x estimated 2011 IdeaOne Revenue 5.8x estimated 2011 IdeaOne EBITDA

12/5/11	HickoryTech to acquire Fargo-based IdeaOne Telecom
10/24/11	HickoryTech Named One of Forbes 100 Best Small Companies
10/13/11	Enventis Launches TelePresence Video Solutions
9/26/11	HickoryTech Increases Quarterly Cash Dividend
8/25/11	Enventis Breaks Ground on Greater Minn. Broadband Project
8/22/11	Enventis Celebrates 10-Year Anniversary of SingleLink® UC
8/18/11	HickoryTech Announces Share Repurchase Plan of up to $3 M
8/11/11	HickoryTech Signs Favorable New Financing Agreement
8/9/11	Enventis recognized by Cisco for Excellence in Customer Satisfaction
8/2/11	Enventis Total Care Support Provides Customers Peace of Mind
7/29/11	Enventis Recognized as Cisco TelePresence Video ATP Partner
6/27/11	HickoryTech Added to Russell 2000 Index
4/28/11	HickoryTech Surpasses 20,000 DSL subscribers

HickoryTech

News and Events

Business and Broadband
Legacy Telecom
52%
48%
30%
70%
HickoryTech

70% of YTD 2011 revenue is from Business & Broadband Services

Increased Revenue Diversification
2011 YTD revenue includes Q1, Q2, Q3
2006
2011 YTD

Dividend Return
• More than 60 years of recurring dividend payments
• Increased dividend in 2010 and 2011
• Q4-2011 dividend increased to $0.14 per share, +4%
 2011 annual dividends will total $0.545 per share
• Dividend yield range: 5-6%

$43.1
($4.9)
($22.9)
($5.9)
($6.9)
$2.5
EBITDA
Interest Expense
Capex
Cash Taxes
Dividend Payment
Excess Cash

HickoryTech

2010 Free Cash Flow
Free Cash Flow = $9.4 M
Dividend Payout is
73% of $9.4 M
($ in Millions)

Goal: double shareholder value by growing EBITDA, driving growth in lines of business with higher value while managing debt level.

EBITDA Growth
+
Growth in lines of business with higher value
+
Manage debt level
=
Double Shareholder Value

HickoryTech

Growth Goal: Double Value

Positioning	
Long-Standing Dividend	
Solid Track Record	
Strong Cash Flow	
Growth Goal	

HickoryTech

HickoryTech Strengths
Diverse revenue streams / markets, emerging
growth through business revenue stream and fiber
network expansion
More than 60 years of dividend return, yield 5-6%
Increased dividend in 2011 and 2010
Experienced company with 114-year track record
of financial stability
Strong cash flow, strong balance sheet,
high level of recurring revenue
Focused on doubling the value of HickoryTech by
growing EBITDA, strategic services, managing debt

Questions
NASDAQ: HTCO

Appendix
• Greater Minnesota Broadband Project
• 2011 Fiscal Outlook
• Q3-2011 Highlights
• Revenue Diversification
• Debt Balance
• Reconciliation

Greater MN Broadband Project

Fargo
Moorhead
Detroit Lakes
Perham
Brainerd
Wadena
Staples
Duluth
Superior
Sandstone
Hinckley
Pine City
Rush City
North Branch
Wyoming
Forest Lake
St. Cloud
Minneapolis
St. Paul
Eau Claire
Le Sueur
Mankato
Lake Crystal
Madelia
Owatonna
Windom
Janesville
St. James
New Richland
Rochester
Luverne
Worthington
Albert Lea
Austin
Sioux Falls
Des Moines
Mayo Site
State Site
Enventis Fiber Network
Fiber Network Expansion
Extended Network
Served Community

HickoryTech

• $24 M project funded with
 $16.8 M NTIA Grant Award and
 $7.2 M HickoryTech investment
• Construction of 430 fiber optic
 miles includes two northern routes
• Partners: education, health care
 and state/government entities
Middle-mile project will add high-
capacity fiber network throughout rural
Minn. and connect anchor institutions

Revenue	• $162 M to $166 M (was $158 M to $164 M)
Net Income	• $9.3 M to $10.2 M (was $7.4 M to $8.7 M)
Diluted EPS	• $0.69 to $0.77 per share (was $0.55 to $0.65)
Capital Spending	• $20.5 M to $24 M
EBITDA	• $42.3 M to $44 M (was $41 M to $43.2 M)
Debt (Year end)	• $118 M to $123 M

HickoryTech

2011 Fiscal Outlook Increased
2011 Guidance increased in third quarter earnings released Nov. 1, 2011

Q3-2011 Highlights
• Revenue totaled $45.2 million, +4%
 – Equipment revenue up 43%
 – Fiber and data organic revenue growth of 14%
 – Broadband revenue grew 5%
• New favorable financing agreement secured
• Increased fiscal 2011 outlook
• Increased quarterly dividend 4% to $0.14 per share
• HickoryTech named one of Forbes 100 Best Small Companies

Network Access 14%
Local Service 9%
Other Telecom 7%
Broadband 12%
Equipment 25%
Equipment Services 6%
Fiber & Data 27%

70% of YTD 2011 revenue is from Business Sector & Broadband Services

Revenue Diversification
Pie includes Q1-Q3 2011 revenue

($ in Millions)

$129.2
$127.0
$120.5
$119.0
$120.6
2007
2008
2009
2010
Q3-2011

HickoryTech

Debt Balance
New senior debt agreement secured in Q3-11
• Q3-11 net debt was $109.3 M,
 down $9.6 M from 12/31/10

Three months ended			
	Jun-11	Mar-11	Dec-10	Sep-10
(Dollars in thousands)				
Reconciliation of net income to EBITDA:				
Net income	$ 2,694	$ 2,142	$ 2,114	$ 5,043
Add:				
Depreciation	5,593	5,591	5,765	5,356
Amortization of intangibles	89	88	89	90
Interest expense	1,015	1,068	1,094	1,128
Taxes	1,307	1,466	1,266	228
EBITDA	$ 10,698	$ 10,355	$ 10,328	$ 11,845

Debt to EBITDA ratio	
Total outstanding debt as of June 30, 2011	$ 118,692
EBITDA for the last (4) consecutive fiscal quarters as presented above	43,226
Debt to EBITDA ratio as of June 30, 2011	2.75

HickoryTech

Reconciliation

Reconciliation of net income to 2011 EBITDA guidance:	Year Ending December 31, 2011 Guidance Range	
	Low	High
Projected net income	$ 9,300	$ 10,200
Add back:		
Depreciation and amortization	22,700	23,000
Interest expense	4,700	4,800
Taxes	5,600	6,000
Projected EBITDA guidance [1]	$ 42,300	$ 44,000

[1] EBITDA, a non-GAAP financial measure, is as defined in our debt agreement

HickoryTech

Reconciliation
(Dollars in thousands)